Exhibit 21

Name of Subsidiary	Entity	State/Jurisdiction
Kennedy-Wilson Austin, Inc.	Corporation	TX
KWP REO	Limited liability company	DE
KW Hawaii Executives, LLC	Limited liability company	CA
KW Fund II Executives	Limited liability company	CA
One Baxter Way GP, LLC	Limited liability company	DE
One Baxter Way JV, LLC	Limited liability company	DE
KW 900 Fourth Property Executives, LLC	Limited liability company	CA
KW Waseda Executives, LLC	Limited liability company	DE
Kennedy Wilson Auction Group, Inc.	Corporation	CA
KW One Tech Executives, LLC	Limited liability company	CA
KW Indigo, LLC (previously KW James Street Manager)	Limited liability company	DE
KW BASGF II Executives LLC	Limited liability company	DE
KW Mercury Executives, LLC	Limited liability company	CA
SG KW Venture I Executives LLC	Limited liability company	DE
SG KW Venture I LLC	Limited liability company	DE
SG Venture I Manager, LLC	Limited liability company	DE
KW Executives Pacifica Partners, LLC	Limited liability company	CA
KW Executives Loan Partners II LLC	Limited liability company	CA
KWF Real Estate Venture I, L.P.	Limited partnership	DE
KWF Investors I, LLC	Limited liability company	DE
KWF Manager I, LLC	Limited liability company	DE
KWF Executives I, LLC	Limited liability company	CA
KW 2390 Faraday LLC	Limited liability company	DE
Sunrise Property Associates, LLC	Limited liability company	DE
KWF Executive III, LLC	Limited liability company	CA
KWF Investors II, LLC	Limited liability company	DE
KWF Manager II, LLC	Limited liability company	DE
SJ Real Estate Investors, LLC	Limited liability company	DE
SJ Real Estate Manager, LLC	Limited liability company	DE
SJ Real Estate Partners, LLC	Limited liability company	DE
SV Investment East Coast Partners, LLC	Limited liability company	DE
SV Investment Group Partners Manager, LLC	Limited liability company	DE
SV Investment Group Partners, LLC	Limited liability company	DE
SV investment West Coast Partners, LLC	Limited liability company	DE
KWF Executives II, LLC	Limited liability company	CA
KWF Investors III, LLC	Limited liability company	DE
KWF Manager III, LLC	Limited liability company	DE
KWF Real Estate Venture III, L.P.	Limited partnership	DE
KW Petaluma Executives, LLC	Limited liability company	CA
SJ Real Estate 360 Investment, LLC	Limited liability company	DE
KW Fund III—(QP-A)—Bayside LLC	Limited liability company	DE
KW Loan Partners II—KLP II Andreas LLC	Limited liability company	DE
KW Ireland, LLC	Limited liability company	DE
KWF Executives IV, LLC	Limited liability company	CA
KWF Investors IV, LLC	Limited liability company	DE
KWF Manager IV, LLC	Limited liability company	DE
KWF Real Estate Venture IV, L.P.	Limited partnership	DE

Name of Subsidiary	Entity	State/Jurisdiction
KW Kohanaiki Shores Member, LLC	Limited liability company	DE
Guardian/KW Hilltop, LLC	Limited liability company	DE
KW Hilltop Executives, LLC	Limited liability company	CA
KW Hilltop Manager, LLC	Limited liability company	DE
Kennedy Wilson Property Equity IV, LLC	Limited liability company	DE
Kennedy Wilson Real Estate Fund IV, LP	Limited partnership	DE
KW Fund IV—Hilltop, LLC	Limited liability company	DE
KW Fund IV—9301 Wilshire LLC	Limited liability company	DE
KW Fund IV—Kohanaiki, LLC	Limited liability company	DE
KWF Investors V, LLC	Limited liability company	DE
KWF Manager V, LLC	Limited liability company	DE
KWF Executives V, LLC	Limited liability company	CA
KW Fund IV—Telstar, LLC	Limited liability company	DE
KW Telstar Partners, LLC	Limited liability company	DE
KW Telstar, LLC	Limited liability company	DE
KWF Real Estate Venture V, LP	Limited partnership	DE
Kennedy Wilson 145 Fairfax Partners, LLC	Limited liability company	DE
Kennedy Wilson 145 Fairfax, LLC	Limited liability company	DE
Kennedy Wilson 16501 Ventura Partners, LLC	Limited liability company	DE
Kennedy Wilson 16501 Ventura, LLC	Limited liability company	DE
KW Fund IV—145 Fairfax, LLC	Limited liability company	DE
KW Fund IV—16501 Ventura, LLC	Limited liability company	DE
KW Fund IV—Warner Atrium, LLC	Limited liability company	DE
KW Warner Atrium Partners, LLC	Limited liability company	DE
KW Warner Atrium, LLC	Limited liability company	DE
KW 9301 Partners, LLC	Limited liability company	DE
KW 9301 Wilshire Capital, LLC	Limited liability company	DE
KW 9301, LLC	Limited liability company	DE
KW Residential Group, Inc.	Corporation	CA
KW Armacost, LLC	Limited liability company	DE
Kennedy Wilson Investments, LLC	Limited liability company	DE
Kennedy-Wilson Investments, LLC	Limited liability company	DE
Sherman Place 39 LLC	Limited liability company	DE
KW Fund IV—Westview Heights, LLC	Limited liability company	DE
KW UK Loan Partners, LLC	Limited liability company	DE
KW Fund IV—Westview Height 66, LLC	Limited liability company	DE
KW Funds—303 North Glenoaks Manager, LLC	Limited liability company	DE
KW Funds—333 North Glenoaks Manager, LLC	Limited liability company	DE
KW Funds—Burbank Executive Plaza Manager, LLC	Limited liability company	DE
KWF Real Estate Venture VI, LP	Limited liability company	DE
KWF Manager VI, LLC	Limited liability company	DE
KW EU Loan Partners I, LLC	Limited liability company	DE
KW Loan Partners V	Limited liability company	DE
Guardian KW Santa Maria Land Partners, LLC, (La Vista)	Limited liability company	DE
Santa Maria Land Partners Manager, LLC	Limited liability company	DE
Santa Maria Land Partners, LLC	Limited liability company	DE
Santa Maria Land Partners Executives, LLC	Limited liability company	CA
KW Warner Atrium Manager, LLC	Limited liability company	DE

Name of Subsidiary	Entity	State/Jurisdiction
KW Copeland, LLC	Limited liability company	DE
KW Investment Adviser, LLC	Limited liability company	DE
KW UR Investments 1, LLC	Limited liability company	DE
KW UR Investments 2, LLC	Limited liability company	DE
NWLACDFI—Southern Oaks, LLC	Limited liability company	DE
Meyers Research, LLC	Limited liability company	DE
KW Captowers, LLC	Limited liability company	DE
KW Captowers Partners, LLC	Limited liability company	DE
KW Fund IV—Captowers, LLC	Limited liability company	DE
KW Fund IV-Stadium Gateway, LLC	Limited liability company	DE
KW Stadium Gateway Partners, LLC	Limited liability company	DE
KW Stadium Gateway, LLC	Limited liability company	DE
KW Four Points, LLC	Limited liability company	DE
KW Loan Investors VII, LLC	Limited liability company	DE
KW Loan Partners VII, LLC	Limited liability company	DE
Guardian/KW Hayward LLC	Limited liability company	DE
Guardian/KW Hayward Member, LLC	Limited liability company	DE
KW Fund IV—Hayward, LLC	Limited liability company	DE
KW Hayward Manager, LLC	Limited liability company	DE
KW Fund IV—Sunset, LLC	Limited liability company	DE
KW/CV Sunset Manager,LLC	Limited liability company	DE
KW/CV Sunset Member,LLC	Limited liability company	DE
KW/CV Sunset, LLC	Limited liability company	DE
KW Hayward Executives, LLC	Limited liability company	CA
KW Sunset Executives LLC	Limited liability company	CA
KW Fund IV—Huntington, LLC	Limited liability company	DE
KW Huntington Manager, LLC	Limited liability company	DE
KW Huntington Partners, LLC	Limited liability company	DE
KW Huntington, LLC	Limited liability company	DE
KWF Investors VII, LLC	Limited liability company	DE
KWF Manager VII, LLC	Limited liability company	DE
KWF Real Estate Venture VII, LP	Limited partnership	DE
NWLACDFI—Riverscape Apartments, LLC	Limited liability company	DE
KW Residential Capital, LLC	Limited liability company	DE
KW Boise Plaza, LLC	Limited liability company	DE
KW Loan Partners VIII, LLC	Limited liability company	DE
KW/LF Malibu Sands, LLC	Limited liability company	CA
KW Third-Pacific Executives, LLC	Limited liability company	CA
KW/CV Third Pacific Manager, LLC	Limited liability company	DE
KW/CV Third Pacific LLC	Limited liability company	DE
KW EU Loan Partners II, LLC	Limited liability company	DE
KW Fund IV—Valle di Oro, LLC	Limited liability company	DE
KWF Investors VIII, LLC	Limited liability company	DE
KWF Manager VIII, LLC	Limited liability company	DE
KWF Real Estate Venture VIII, LP	Limited partnership	DE
KW 5200 Lankershim Manager, LLC	Limited liability company	DE
KW 5200 Lankershim, LLC	Limited liability company	DE
KW Fund IV—Royal Beverly Glen, LLC	Limited liability company	DE

Name of Subsidiary	Entity	State/Jurisdiction
KW Fund IV—Tricenter, LLC	Limited liability company	DE
KW Royal Beverly Glen, LLC	Limited liability company	DE
KW Tricenter, LLC	Limited liability company	DE
KW Fund IV—University Crossing	Limited liability company	DE
KW University Partners, LLC	Limited liability company	DE
KW HP 11, LLC	Limited liability company	DE
KW Harrington, LLC	Limited liability company	DE
KW 1200 Main , LLC	Limited liability company	DE
KW Sandpiper,LLC	Limited liability company	DE
KW State Street, LLC (formerly KW Sandpiper Manager)	Limited liability company	DE
7107 KWLF Developers, LLC	Limited liability company	DE
KW Lake Merritt , LLC	Limited liability company	DE
KW Lake Merritt Executives, LLC	Limited liability company	CA
KW Fund IV—Marina View, LLC	Limited liability company	DE
KW Marina View, LLC	Limited liability company	DE
KWF Manager X, LLC (formerly 2012A, LLC)	Limited liability company	DE
KWF Manager XII, LLC (formerly KW 2012C LLC)	Limited liability company	DE
KW Northstar Venture Penthouse, LLC	Limited liability company	DE
KW Northstar Ventures, LLC	Limited liability company	DE
KWF Manager IX, LLC	Limited liability company	DE
KWF Real Estate Venture IX, LP (Sanford)	Limited partnership	DE
KWF Real Estate Venture X, LP (State Street)	Limited partnership	DE
KW Northstar Beverage, LLC	Limited liability company	CA
KW Real Estate Venture XI, LP (Northstar Venture)	Limited partnership	DE
KWF Manager XI, LLC	Limited liability company	DE
KWF Real Estate Venture XII, LP	Limited partnership	DE
KW Marina View Land Partners, LLC	Limited liability company	DE
KW Marina View Venture, LLC	Limited liability company	DE
KW Harrington Square, LLC	Limited liability company	DE
KW James Street Manager, LLC	Limited liability company	DE
300 California Partners, LLC	Limited liability company	DE
5900 Sepulveda Property Group, Inc		CA
68-540 Farrington LLC	Limited liability company	DE
900 Fourth Avenue Property LLC	Limited liability company	DE
BASGF II—300 California LLC (formerly KW Fund II—Palm Desert)	Limited liability company	DE
BASGF II—Richmond, LLC	Limited liability company	DE
Bay Area Smart Growth Fund II, LLC	Limited liability company	DE
Bay Fund Opportunity LLC	Limited liability company	CA
Capri/KW Serenade LLC	Limited liability company	DE
Cypress Pointe Investment Corp	Corporation	CA
Cypress Pointe Investment, LLC	Limited liability company	CA
Dillingham Ranch Aina LLC	Limited liability company	DE
DR Partners, LLC	Limited liability company	DE
DV Estates Corp.	Corporation	CA
Fairways 340 Corp	Corporation	DE
Fairways 340,LLC	Limited liability company	DE
Fifth and Madison, LLC	Limited liability company	DE
Glendora Partners Member LLC	Limited liability company	CA

Name of Subsidiary	Entity	State/Jurisdiction
Glendora Partners, LLC	Limited liability company	CA
Guardian KW NOHO LLC	Limited liability company	DE
Guardian/KW Blossom Hill, LLC	Limited liability company	DE
Guardian/KW NOHO Manager, LLC	Limited liability company	DE
Kenedix GP, LLC	Limited liability company	DE
Kennedy Wilson Capital	Corporation	CA
Kennedy Wilson Capital Trust I	Corporation	DE
Kennedy Wilson Espana, S.L.U	Other	Spain
Kennedy Wilson Fund Management Group, LLC	Limited liability company	CA
Kennedy Wilson Inc, Nevada	Corporation	NV
Kennedy Wilson Overseas Investments,Inc	Corporation	DE
Kennedy Wilson Overseas Investments, LLC	Limited liability company	DE
Kennedy-Wilson Advisers	Corporation	DE
Kennedy-Wilson Florida Management Inc.	Corporation	DE
Kennedy-Wilson Holdings, Inc.	Corporation	DE
Kennedy-Wilson International	Corporation	CA
Kennedy-Wilson Nevada Management, Inc.	Corporation	DE
Kennedy-Wilson Ohio Management, Inc.	Corporation	DE
Kennedy-Wilson Pennsylvania Management, Inc.	Corporation	DE
Kennedy-Wilson Properties Ltd	Corporation	DE
Kennedy-Wilson Properties Northwest, Ltd	Corporation	WA
Kennedy-Wilson Properties of Arizona Ltd.	Corporation	AZ
Kennedy-Wilson Properties, Ltd	Corporation	ILL.
Kennedy-Wilson Property Equity II, Inc.	Corporation	DE
Kennedy-Wilson Property Equity III, Inc.	Corporation	DE
Kennedy-Wilson Property Equity, Inc.	Corporation	DE
Kennedy-Wilson Property Services II, Inc.	Corporation	DE
Kennedy-Wilson Property Services III GP, LLC	Limited liability company	DE
Kennedy-Wilson Property Services III, LP	Limited partnership	DE
Kennedy-Wilson Property Services IV, GP, LLC	Limited liability company	DE
Kennedy-Wilson Property Services IV, L.P.	Limited partnership	DE
Kennedy-Wilson Property Services, Inc.	Corporation	DE
Kennedy-Wilson Property Special Equity II, Inc.	Corporation	DE
Kennedy-Wilson Property Special Equity III, LLC	Limited liability company	DE
Kennedy-Wilson Property Special Equity IV, LLC	Limited liability company	DE
Kennedy-Wilson Property Special Equity, Inc	Corporation	DE
Kennedy-Wilson Tech, Ltd	Corporation	CA
Kennedy-Wilson, Inc.	Corporation	DE
Kohanaiki Shores LLC	Limited liability company	DE
KS Developers LLC	Limited liability company	HI
KW—RAR3 Mill Creek Manager LLC	Limited liability company	DE
KW 1901 Corp.	Corporation	CA
KW 1901 Newport Parking Associates, Inc	Corporation	CA
KW 21 LLC	Limited liability company	HI
KW 300 California LLC	Limited liability company	DE
KW 300 California Manager, LLC	Limited liability company	DE
KW Alameda LLC	Limited liability company	DE
KW Alameda Member LLC	Limited liability company	DE

Name of Subsidiary	Entity	State/Jurisdiction
KW America Multifamily Manager, LLC	Limited liability company	CA
K-W Austin I, Inc.	Corporation	DE
KW BASGF II Manager, LLC	Limited liability company	DE
KW Baxter Merger Sub, Inc.	Corporation	DE
KW Blossom Hill Executives, LLC	Limited liability company	CA
KW Blossom Hill Manager, LLC	Limited liability company	DE
KW Blossom Hill, LLC/Guardian	Limited liability company	DE
KW Club Palisades Manager, LLC	Limited liability company	DE
KW Club Palisades, LLC	Limited liability company	DE
KW Davis LLC	Limited liability company	CA
KW Dillingham Aina Investors LLC	Limited liability company	DE
KW Dillingham Ranch Aina LLC	Limited liability company	DE
KW Executives Richmond, LLC	Limited liability company	CA
KW Federal Way, LLC	Limited liability company	DE
KW Fifth and Madison Property Executives, LLC	Limited liability company	DE
KW Fruitdale, LLC	Limited liability company	DE
KW Fund I— Carlsbad 1, General Partner LLC	Limited liability company	DE
KW Fund I—1 Carlsbad, LP	Limited partnership	DE
KW Fund I—300 California LLC	Limited liability company	DE
KW Fund I—900 Fourth LLC	Limited liability company	DE
KW Fund I—Fifth and Madison, LLC	Limited liability company	DE
KW Fund I—Hegenberger General Partner LLC	Limited liability company	DE
KW Fund I—Hegenberger LP	Limited liability company	DE
KW Fund I—One Tech LLC	Limited liability company	DE
KW Fund II— Burbank Executive Plaza, LLC	Limited liability company	DE
KW Fund II—1860 Howe General Partner LLC	Limited liability company	DE
KW Fund II—1860 Howe LP	Limited partnership	DE
KW Fund II—300 California LLC	Limited liability company	DE
KW Fund II—303 North Glenoaks, LLC	Limited liability company	DE
KW Fund II—333 North Glenoaks, LLC	Limited liability company	DE
KW Fund II—6100, LLC	Limited liability company	DE
KW Fund II—7060 Hollywood, LLC	Limited liability company	DE
KW Fund II—Baxter Way LLC	Limited liability company	DE
KW Fund II—One Tech LLC	Limited liability company	DE
KW Fund II Howe CC General Partner, LLC	Limited liability company	DE
KW Fund II Howe CC LP	Limited partnership	DE
KW Fund II Metro Center General Partner, LLC	Limited liability company	DE
KW Fund II Metro Center LP	Limited partnership	DE
KW Fund III—(QP-A)—Cascade Ridge, LLC	Limited liability company	DE
KW Fund III—(QP-A)—Club Palisades, LLC	Limited liability company	DE
KW Fund III—(QP-A)—College Square, LLC	Limited liability company	DE
KW Fund III—(QP-A)—Petaluma, LLC	Limited liability company	DE
KW Fund III—(QP-A)—Walnut Creek, LLC	Limited liability company	DE
KW Fund III—(QP-A) San Jose, LLC	Limited liability company	DE
KW Fund III—(QP-A)-Kiahuna, LLC	Limited liability company	DE
KW Fund III—303 North Glenoaks, LLC	Limited liability company	DE
KW Fund III—333 North Glenoaks, LLC	Limited liability company	DE
KW Fund III—6100, LLC	Limited liability company	DE

Name of Subsidiary	Entity	State/Jurisdiction
KW Fund III—Bayside, LLC	Limited liability company	DE
KW Fund III—Burbank Executive Plaza, LLC	Limited liability company	DE
KW Fund III—Cascade, LLC	Limited liability company	DE
KW Fund III—Club Palisades, LLC	Limited liability company	DE
KW Fund III—College Square, LLC	Limited liability company	DE
KW Fund III—Cypress Pointe, LLC (formerly Fund III—Mercury)	Limited liability company	DE
KW Fund III—Kiahuna, LLC	Limited liability company	DE
KW Fund III—Kona LLC	Limited liability company	DE
KW Fund III—Petaluma, LLC	Limited liability company	DE
KW Fund III—Plum Canyon, LLC	Limited liability company	DE
KW Fund III—Richmond LLC	Limited liability company	DE
KW Fund III—Rutherford, LLC	Limited liability company	DE
KW Fund III—San Jose, LLC	Limited liability company	DE
KW Fund III—Walnut Creek, LLC	Limited liability company	DE
KW Funds—303 North Glenoaks, LLC	Limited liability company	DE
KW Funds—333 North Glenoaks, LLC	Limited liability company	DE
KW Funds—6100 Wilshire Manager, LLC	Limited liability company	DE
KW Funds—6100 Wilshire, LLC	Limited liability company	DE
KW Funds—Burbank Executive Plaza LLC	Limited liability company	DE
KW Funds—Carlsbad 1, LP	Limited partnership	DE
KW Funds—Club Palisades LLC	Limited liability company	DE
KW Funds—One Technology, LLC	Limited liability company	DE
KW Funds—Petaluma, LLC	Limited liability company	DE
KW Funds—San Jose 1, LLC	Limited liability company	DE
KW Hawaii Development LLC	Limited liability company	CA
KW Hawaii, Inc.	Limited liability company	DE
KW Hidden Creek, LLC	Limited liability company	DE
KW Indigo Land, LLC	Limited liability company	DE
KW James Street Executives, LLC	Limited liability company	CA
KW James Street LLC	Limited liability company	DE
KW James Street Member, LLC	Limited liability company	CA
KW Kiahuna, LLC	Limited liability company	DE
K-W Kohanaiki Group, Inc.	Corporation	CA
K-W Kohanaiki LLC	Limited liability company	CA
KW Kona Investors Manager, LLC	Limited liability company	DE
KW Kona Investors, LLC	Limited liability company	DE
KW Kona LLC	Limited liability company	HI
KW Loan Partners I, LLC	Limited liability company	DE
KW Loan Partners II LLC	Limited liability company	CA
KW Loan Partners III, LLC	Limited liability company	DE
KW Loan Partners II-Paramount LLC	Limited liability company	CA
KW Loan Partners IV, LLC	Limited liability company	DE
KW Majestic East (Japan)	Other	DE
KW Majestic West	Limited liability company	DE
KW Mill Creek Property Manager LLC	Limited liability company	CA
KW Montclair Executives, LLC	Limited liability company	CA
KW Montclair, LLC	Limited liability company	DE
KW Multi-Family Management Group, LLC formerly KW Multi-family Management Group, Ltd (converted to LLC)	Limited liability company	CA

Name of Subsidiary	Entity	State/Jurisdiction
KW Napa LLC	Limited liability company	DE
KW NOHO Executives, LLC	Limited liability company	CA
KW NOHO LLC	Limited liability company	DE
KW NWLA CDF I Manager LLC	Limited liability company	DE
KW Paramount GP, LLC	Limited liability company	DE
KW Paramount Investors, LLC	Limited liability company	CA
KW Paramount Member, LLC	Limited liability company	CA
KW PCCP Montclair, LLC	Limited liability company	DE
KW Petaluma Manager, LLC	Limited liability company	DE
KW Pinole, LLC	Limited liability company	DE
KW Portfolio 900 Fourth Property Manager LLC	Limited liability company	DE
KW Portfolio Fifth and Madison Property Manager, LLC	Limited liability company	DE
K-W Portfolio Group I, Inc.	Limited liability company	DE
KW Portfolio Property Manager LLC	Limited liability company	DE
KW Portfolio XI Manager LLC	Limited liability company	DE
KW Portfolio XII Manager LLC	Limited liability company	DE
KW Portfolio XIII Manager LLC ( Merger filing entity inactive) cancell (merged with KW Portofolio XIII)	Limited liability company	DE
KW Portfolio XIII, LLC	Limited liability company	DE
K-W Properties	Corporation	CA
KW Property Fund II, LP	Limited partnership	DE
KW Property Fund III (QP-A) L.P.	Limited partnership	DE
KW Property Fund III, LP	Limited partnership	DE
KW Prospect Holding Partnership	Partnership	CA
KW RAR3 Mill Creek, LLC	Limited liability company	DE
KW Ravenswood Equity LLC	Limited liability company	CA
KW Ravenswood Executives LLC	Limited liability company	CA
KW Ravenswood LLC	Limited liability company	DE
KW Ravenswood Member LLC	Limited liability company	DE
KW Redmond Manager, LLC	Limited liability company	DE
KW Redmond, LLC	Limited liability company	DE
KW Residential, LLC formerly Chipwell, LLC	Limited liability company	DE
KW Richmond, LLC	Limited liability company	DE
K-W Santiago Inc.	Corporation	CA
KW Serenade Manager, LLC	Limited liability company	DE
KW Summer House Executives, LLC	Limited liability company	DE
KW Summer House Manager, LLC	Limited liability company	DE
KW Sunrise Carlsbad, LLC	Limited liability company	DE
KW SV Executives, LLC	Limited liability company	CA
KW SV Investment West Coast, LLC	Limited liability company	DE
KW Valencia Group, Inc.	Limited liability company	CA
KW Western Fund II, LLC	Limited liability company	DE
KW/HFC Paramount, LLC	Limited liability company	DE
KW/HFC Paramount, LP	Limited partnership	DE
KW/WDC Apartment Portfolio LLC	Limited liability company	DE
KW/WDC Beaverton LLC	Limited liability company	DE
KW/WDC Portfolio Executives, LLC	Limited liability company	DE
KW/WDC Portfolio Member LLC	Limited liability company	DE
KW/WDC Sacramento LLC	Limited liability company	DE

Name of Subsidiary	Entity	State/Jurisdiction
KW/WDC Vallejo LLC	Limited liability company	DE
KW/WDC West Campus, LLC	Limited liability company	DE
KW/WDC Westmoreland, LLC	Limited liability company	DE
KWF Real Estate Venture II, L.P.	Limited partnership	DE
KWI 1901 Newport Plaza General Partner LLC	Limited liability company	DE
KWI 1901 Newport Plaza, LP	Limited partnership	DE
KWI America Multifamily, LLC	Limited liability company	DE
KWI Ashford Westchase Buildings, LP	Limited liability company	DE
KWI Ashford Westchase General Partner LLC	Limited liability company	DE
KWI Briarcroft Building, LP	Limited liability company	DE
KWI Briarcroft General Partner LLC	Limited liability company	DE
KWI Continental Building, LP	Limited liability company	DE
KWI Continental General Partner LLC	Limited liability company	DE
KWI Fund I—Baxter Way LLC (Formely 201 Figueroa)	Limited liability company	DE
KWI Property Fund I, LP	Limited partnership	DE
KWP Fairways GP, Inc.	Corporation	TX
KWP Financial	Corporation	CA
KWP Financial I	Corporation	CA
KWP Financial IX, Inc.	Corporation	CA
KWP Financial X, Inc. (formerly NLS187 Corp)	Corporation	CA
KWP Financial XI LP Inc	Corporation	TX
Mercury 149,LLC	Limited liability company	DE
Mokuleia Shores Holder LLC	Limited liability company	HI
North Shores Water Company LLC	Limited liability company	HI
Northwest Louisiana Community Development Fund I, LLC	Limited liability company	DE
NWLACDFI—Riverscape, LLC	Limited liability company	DE
NWLACDFI—Village Square, LLC	Limited liability company	DE
One Baxter Way, LP	Limited partnership	DE
Orem Center Plaza, LLC	Limited liability company	DE
Pacifica East Coast Partners, LLC	Limited liability company	DE
Pacifica Partners, LLC (aka KW Pacifica Partners LLC in CA)	Limited liability company	DE
Pacifica West Coast Partners, LLC	Limited liability company	CA
Plum Canyon Investment Corp	Corporation	CA
Plum Canyon Investments, LLC	Limited liability company	CA
RCTW 75 Corp	Corporation	CA
RCTW 75 LLC	Limited liability company	CA
The Mercury Homes, LLC	Limited liability company	DE
Waseda Partners, LLC	Limited liability company	DE
WDC Babcock Fairways, LLC	Limited liability company	DE
Windscape Village LLC (formerly VSFVLLLC)	Limited liability company	CA
Woodlands Village Shopping Center, LLC	Limited liability company	DE